UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

____________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 20, 2011

MEDIA TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53214	26-1703958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1393 North Bennett Circle, Farmington, Utah	84025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 916-3884

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

 This amended Current Report on Form 8-K/A (“8-K/A”) is being filed to amend the Reports on Form 8-K filed on January 20, 2011 and May 11, 2011 (the “Original 8-Ks”), to provide the financial statements of the Business Acquired pursuant to Rule 8-04 of Regulation S-X.

Except for filing of the financial statements of the Business Acquired, this 8-K/A does not amend or update any other information contained in the Original 8-Ks.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements.

As previously disclosed in the Current Report on Form 8-K filed on January 20, 2011, on  January 12, 2011, Media Technologies, Inc. (the “Company”) entered into a Share Exchange Agreement with TechTV Media, Inc., a Nevada corporation (“TechTV”) and the sole shareholder of TechTV, pursuant to which the Company acquired 100% of the issued and outstanding capital stock of TechTV, in exchange for 5,000,000 newly issued restricted shares of the Company’s common stock, thereby making TechTV a wholly-owned subsidiary of the Company.  The closing occurred concurrently with signing, on January 12, 2011.

As previously disclosed in the Current Report on Form 8-K filed on May 11, 2011, the Company entered into an Amendment to Shares Exchange Agreement amending the terms of that original Share Exchange Agreement entered such that the Selling Stockholder would received 3,500,000 shares of common stock of the Company rather than 5,000,000 shares.

The uuaudited Condensed Combined Pro forma Financial Statements included in this Current Report, take into account the acquisition of TechTV, the Business Acquired, pursuant to Rule 8-04 of Regulation S-X.

MEDIA TECHNOLOGIES, INC.

(FORMERLY TOWN AND COUNTRY APPRAISAL SERVICE, INC.)

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

December 31, 2009

TABLE OF CONTENTS

Page

Unaudited Condensed Combined Pro Forma Balance Sheet

4

Unaudited Condensed Combined Pro Forma Statements of Operations

5

MEDIA TECHNOLOGIES, INC.
Proforma Consolidated Balance Sheet
As of December 31, 2010

	Media	Tech TV				Adjusted
	Technologies,	Media	Combined	Pro Forma		ProForma
	Inc.	Inc.	Totals	Adjustments	REF	Totals
ASSETS

CURRENT ASSETS

Cash	$23,902	$-	$23,902	$-		$23,902

Total Current Assets	23,902	-	23,902	-		23,902

FURNITURE AND FIXTURES, NET	20,709	-	20,709	-		20,709

TOTAL ASSETS	$44,611	$-	$44,611	$-		$44,611

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$36,061	$-	$36,061	$-		$36,061
Customer deposits	5,539	-	5,539	-		5,539
Related party payable	210,570	2,000	212,570	(2,000)	[1]	210,570

Total Current Liabilities	252,170	2,000	254,170	(2,000)		252,170

TOTAL LIABILITIES	252,170	2,000	254,170	(2,000)		252,170

STOCKHOLDERS' EQUITY

Preferred stock	-	-	-	-		-
Common stock	33,480	75	33,555	(75)	[2]	33,480
Additional paid-in capital	67,340	(75)	67,265	75	[2]	67,340
Retained earnings (deficit)	(308,379)	(2,000)	(310,379)	2,000	[1]	(308,379)

Total Stockholders' Equity	(207,559)	(2,000)	(209,559)	2,000		(207,559)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$44,611	$-	$44,611	$-		$44,611

MEDIA TECHNOLOGIES, INC.
Proforma Consolidated Statements of Operations
For the Year Ended December 31, 2010

		For the period
		From Inception on
	For the	November 10, 2010
	Year Ended	through
	December 31,	December 31,
	2010	2010				Pro-Forma
	Media	Tech TV				Adjusted
	Technologies,	Media	Combined	Pro Forma		Combined
	Inc.	Inc.	Totals	Adjustments	REF	Totals
REVENUES	$142,164	$-	$142,164	$-		$142,164
COST OF SALES	-	-	-	-		-

GROSS PROFIT	142,164	-	142,164	-		142,164

OPERATING EXPENSES

Consulting	123,523	-	123,523	-		123,523
Professional fees	95,405	-	95,405	-		95,405
General and administrative	63,845	2,000	65,845	(2,000)	[1]	63,845

Total Costs and Expenses	282,773	2,000	284,773	(2,000)		282,773

OPERATING INCOME (LOSS)	(140,609)	(2,000)	(142,609)	2,000		(140,609)

OTHER INCOME (EXPENSE)

Impairment of goodwill	(150,594)	-	(150,594)	-		(150,594)
Acquisition expense	(18,856)	-	(18,856)	-		(18,856)

Total Other Income (Expense)	(169,450)	-	(169,450)	-		(169,450)

LOSS BEFORE TAXES	(310,059)	(2,000)	(312,059)	2,000		(310,059)
Provision for income taxes	-	-	-	-		-

LOSS FROM CONTINUING OPERATIONS	(310,059)	(2,000)	(312,059)	2,000		(310,059)

DISCONTINUED OPERATIONS
Loss from discontinued operations	(131)	-	(131)	-		(131)
Gain on discontinued operations	24,518	-	24,518	-		24,518

Income (loss) from discontinued operations, net of tax	24,387	-	24,387	-		24,387

NET LOSS	$(285,672)	$(2,000)	$(287,672)	$2,000		$(285,672)

SPEEDPAL BROADBAND, INC.

Notes to Financial Statements

December 31, 2009 and 2008

Notes to Unaudited Pro Forma Consolidated Financial Statements

On January 12, 2011, Media Technologies, Inc. (“Media Tech”) executed a Share Exchange Agreement pursuant to which we acquired 100% of the issued and outstanding capital stock of TechTV Media, Inc., a Nevada Corporation (“TechTV”), in exchange for 5,000,000 shares of Media Tech’s common stock.  As a result of the stock-for-stock exchange, TechTV will become a wholly-owned subsidiary of the Media Tech.

As consideration for the purchase, Media Tech has issued 5,000,000 shares of Common stock, $0.001 par value per share, into an escrow account, for the future transfer to the prior shareholder of TechTV.  The exchange of the total 5,000,000 shares of Media Tech’s Common Stock, is subject to and based upon TechTV securing 500,000 new subscriptions during the period commencing on January 12, 2011 and ending on the second year anniversary date thereof.    The escrow holder shall release a certificate representing 625,000 shares for each 62,500 subscribers secured under TechTV contracts.

On the date of acquisition, TechTV had no tangible assets and no liabilities and because the 5,000,000 share purchase price is contingent upon TechTV acquiring a customer base, no acquisition price has been recorded.  Media Tech will record the acquisition of TechTV’s customer base as each milestone is reached and the shares are released from escrow.  Media Tech will at that time record an intangible asset—customer base—and amortize it over the expected life of the acquired contracts.

On May 11, 2011, the Company entered into an Amendment to Shares Exchange Agreement amending the terms of that original Share Exchange Agreement entered such that the Selling Stockholder would received 3,500,000 shares of common stock of the Company rather than 5,000,000 shares.

The proforma, consolidated balance sheets and statements of operations of Media Tech and TechTV are presented here as of December 31, 2010.  The Company has not included proforma, consolidated balance sheets or statements of operations as of December 31, 2009 due to the lack of activity prior to 2010 of TechTV.  TechTV was not incorporated until November 10, 2010.

[1]

Reflects the elimination of intercompany activity between Media Tech and TechTV.

[2]

Reflects the elimination of capital account balances of TechTV in conjunction with the consolidation of the entities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIA TECHNOLOGIES, INC.

Dated: May 26, 2011

/s/ Bryant D. Cragun

By: Bryant D. Cragun

Its:  President